Exhibit 10.6

FIRST AMENDMENT TO

INVESTMENT ADVISORY AGREEMENT

THIS FIRST AMENDMENT TO INVESTMENT ADVISORY AGREEMENT (this “Amendment”) is made and entered into effective as of March 1, 2016, by and between Hennessy Funds Trust, a Delaware statutory trust (the “Trust”), on behalf of each of its investment series set forth on Schedule A hereto as it may be amended from time to time (hereinafter referred to each as a “Fund” and together as the “Funds”), and Hennessy Advisors, Inc., a California corporation (“HNNA”).

RECITALS

WHEREAS, the Trust is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company;

WHEREAS, the Trust and HNNA previously entered into an Investment Advisory Agreement, dated as of February 28, 2014, pursuant to which the Trust retained HNNA as the investment adviser to the Funds (the “Advisory Agreement”);

WHEREAS, HNNA agreed to reduce the annual investment advisory fee for the Hennessy Japan Fund from 1.00% to 0.80% effective as of March 1, 2016, and to reduce the annual investment advisory fee for the Hennessy Japan Small Cap Fund from 1.20% to 0.80% effective as of March 1, 2016; and

WHEREAS, the parties now desire to amend the Advisory Agreement to replace Schedule A with an updated schedule to reflect the reduction in the annual investment advisory fee for the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and covenants hereinafter contained, the Trust on behalf of the Funds and HNNA do mutually promise and agree as follows:

1.    Schedule A to the Advisory Agreement is hereby replaced in its entirety with Schedule A to this Amendment.

2.    Except as herein modified or amended, the terms and conditions of the Advisory Agreement shall remain unchanged and in full force and effect.

(Signature page follows.)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the day first above written.

HENNESSY ADVISORS, INC.

By:	/s/ Neil J. Hennessy
Neil J. Hennessy
President and Chief Executive Officer

HENNESSY FUNDS TRUST

By:	/s/ Neil J. Hennessy
Neil J. Hennessy
President

Signature Page to First Amendment to Investment Advisory Agreement

SCHEDULE A

(as of March 1, 2016)

Name of Fund	Advisory Fee per Annum (as a % of average daily net assets)
Hennessy Cornerstone Growth Fund	0.74%
Hennessy Cornerstone Mid Cap 30 Fund	0.74%
Hennessy Cornerstone Value Fund	0.74%
Hennessy Total Return Fund	0.60%
Hennessy Balanced Fund	0.60%
Hennessy Japan Fund	0.80%
Hennessy Japan Small Cap Fund	0.80%

Schedule A